UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: May 22, 2019

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

485C ROUTE 1 SOUTH, SUITE 400, ISELIN, NEW JERSEY 08830

(Address of principal executive offices, including zip code)

(732)-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act  (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	MSEX	NASDAQ

Item. 5.07. Submission of Matters to a Vote of Security Holders

Middlesex Water Company (the “Company”) held its Annual Meeting of Shareholders on Tuesday, May 21, 2019. Shareholders voted to reelect continuing directors Steven M. Klein, Amy B. Mansue and Walter G. Reinhard (Class II), each to serve a term of office of three years. Class I Director, Ann L. Noble, was elected to a 2-year term. At the Annual Meeting, the Company’s shareholders voted on the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, (2019 Proxy Statement) which was filed with the Securities and Exchange Commission on April 11, 2019 and mailed to shareholders.

Proposal No. 1

Description of Matters Submitted

1)	A proposal to elect four nominees to the Board -- Directors Steven M. Klein, Amy B. Mansue and Walter G. Reinhard serving terms that expire at the 2022 Annual Meeting of Shareholders. Ann Noble to serve a term expiring at the 2021 Annual Meeting of Shareholders. Each Director was elected and received the following votes:

Director	For	Withheld	Broker Non-Votes
Steven M. Klein	10,032,039	366,179	4,128,021
Amy B. Mansue	10,111,462	286,756	4,128,021
Ann L. Noble	10,296,875	101,343	4,128,021
Walter G. Reinhard	10,023,243	374,975	4,128,021

Proposal No. 2

Description of Matters Submitted

2)	A proposal to approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the 2019 Proxy Statement. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Vote
9,791,557	515,229	91,432	4,128,021

Proposal No. 3

Description of Matters Submitted

3)	A proposal to ratify the appointment by the Audit Committee of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-Vote
14,308,966	131,252	86,021	0

Item 8.01 Other Events

2019 Annual Meeting of Shareholders

On May 21, 2019, Middlesex Water Company held its 2019 Annual Meeting of Shareholders at The Renaissance Hotel in Iselin, New Jersey. Announcement of voting results at which shareholders elected three Class II Directors and one Class I Director; approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers and ratified the Audit Committee’s appointment of Baker Tilly Virchow Krause LLP as the independent registered public accounting firm for 2019 is described above.

Management’s presentation at the Annual Meeting of Shareholders will be available in the Investors section of the company’s website www.middlesexwater.com under News & Events/Presentations. The presentation is also filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

Press Release

On May 22, 2019, the Company issued a press release describing the voting results of shareholders at the Annual Meeting held May 21, 2019. A copy of the Company’s press release dated May 22, 2019 is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description of Document

99.1	Company officers’ slide show presentation at the Annual Meeting of Shareholders held May 21, 2019

99.2	Company press release announcing Annual Meeting voting results dated May 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

/s/A. Bruce O’Connor
A. Bruce O’Connor
Sr. Vice President, Treasurer and
Chief Financial Officer

Dated: May 22, 2019